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                                                                   EXHIBIT 10.90

                            SECURED PROMISSORY NOTE A

$2,307,692.32                                                   Phoenix, Arizona
                                                                January 12, 1999

                  FOR VALUE RECEIVED, TPSS ACQUISITION CORPORATION, an Ohio corporation ("TPSS"), and TOLEDO PICKLING AND STEEL SALES, INC., an Ohio corporation ("Toledo" and, together with TPSS, the "Borrowers"), jointly and severally promise to pay to the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), at its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as FINOVA may from time to time designate in writing, the principal sum of $2,307,692.32, plus interest in the manner and upon the terms and conditions set forth below. This Secured Promissory Note A ("Note") is made pursuant to that certain Loan and Security Agreement dated December 1, 1997 between FINOVA and Toledo, as modified by that certain Assumption and Consent Agreement among FINOVA and Borrowers dated January 12, 1999 (the "Assumption Agreement") and as otherwise amended from time to time (the "Loan Agreement"), the provisions of which are incorporated herein by this reference. Capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Loan Agreement.

1.       SCHEDULE OF PAYMENTS; RATE AND PAYMENT OF INTEREST; PREPAYMENT.

                  1.1.     This Note shall be payable as follows:

                  (a) Equal successive monthly installments of principal of $32,051 each on the first day of each month beginning February 1, 1999, and continuing through and including April 1, 1999; and

                  (b) A final installment of the unpaid principal amount hereof on the twelfth (12th) day of April, 1999,

together with accrued interest on the principal balance from time to time remaining unpaid, payable monthly on the first day of each and every month, in arrears, beginning February 1, 1999.

                  1.2. Prepayment may be made under this Note in whole but not in part, subject to the terms set forth in the Loan Agreement, provided that such prepayment is preceded by not less than five (5) business days prior written notice to FINOVA and accompanied by all accrued but unpaid interest and, except as otherwise set forth in the Assumption Agreement, the full amount of the applicable Termination Fee. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by the Borrowers, by FINOVA or by any other person at any time or the Revolving Loan Agreement is terminated, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon and, except as otherwise set forth in the Assumption Agreement, the full amount of the applicable Termination Fee, shall become



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immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

                  1.3. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at the rate of two (2) percentage points above the Prime Rate (as hereinafter defined), computed on the basis of a 360-day year; provided, however, upon the occurrence and during the continuance of an Event of Default (as hereinafter defined), interest shall accrue on the outstanding principal balance of this Note at a default rate (the "Default Rate") of four (4) percentage points above the Prime Rate, and shall be payable on demand. "Prime Rate" means, for any day, the rate of interest per annum (over a year of three hundred sixty (360) days) announced by Citibank, N.A. (or any successor thereto) (the "Bank"), from time to time, as its `base rate" in effect on such day. The Prime Rate is not necessarily the lowest rate charged by the Bank. The applicable rate of interest assessed hereunder will be increased or decreased from time to time hereafter in an amount equal to any increase or decrease hereafter made by the Bank in the Prime Rate. A change in the Prime Rate shall be effective on the first day following such change.

2.       EVENTS OF DEFAULTS; REMEDIES.

                  2.1. The occurrence of any one of the following events shall constitute a default by Borrowers under this Note (hereinafter an "Event of Default"): (a) if Borrowers fail to pay to FINOVA an installment of principal or interest hereunder when due; (b) if Borrowers fail to pay any of the Obligations (as defined in the Loan Agreement) to FINOVA when due and payable; (c) if Borrowers fail or neglect to perform, keep or observe any term, provision, covenant, warranty or representation contained in this Note or the Loan Agreement (other than as referred to in (a) or (b) of this Section) which is required to be performed, kept or observed by Borrowers or if a default occurs under the Loan Agreement; or (d) the occurrence of an Event of Default under the Loan Agreement or the occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time or times hereafter delivered to FINOVA by Borrowers or by any guarantor of part or all of Borrowers' Obligations to FINOVA.

                  2.2. Upon the occurrence of any Event of Default hereunder, in addition to FINOVA's right to charge interest on the Obligations at the Default
Rate: (a) at the option of FINOVA, the entire unpaid amount of all of the Obligations, including without limitation, except as otherwise set forth in the Assumption Agreement, the Termination Fee, shall become immediately due and payable without demand, notice or legal process of any kind; (b) FINOVA may, at its option, without demand, notice or legal process of any kind, exercise any and all rights and remedies granted to it by the Loan Agreement or by any other agreement now or hereafter existing between FINOVA and Borrowers or between FINOVA and any guarantor of part or all of Borrowers' liabilities to FINOVA; and
(c) FINOVA may at its option exercise from time to time any other rights and remedies available to it under the Uniform Commercial Code or other laws of the State of Arizona.

                  2.3. The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission



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or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.       GENERAL PROVISIONS.

                  3.1. Obligations of the Borrowers described herein or in the Loan Agreement are the joint and several primary obligation of both Borrowers.

                  3.2. Notwithstanding anything contained herein, the terms of this Note are not intended to and do not serve to effect a novation as to the Demand Secured Promissory Note A dated December 1, 1997 (the "Prior Note") made by Toledo in favor of FINOVA; instead, it is the express intention of the parties hereto to reaffirm the Obligations created under the Loan Agreement which are evidenced by the Prior Note and secured by the Collateral.

                  3.3. Borrowers warrant and represent to FINOVA that Borrowers have used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

                  3.4. This Note is secured by the Collateral described in the Loan Agreement.

                  3.5. Borrowers waive presentment, demand and protest, notice of protest, notice of presentment and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by this Note, and hereby consent to, and waive notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

                  3.6. If this Note is not paid when due or upon the occurrence of an Event of Default, Borrowers further promise to pay all costs of collection, foreclosure fees, attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

                  3.7. The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule to the Loan Agreement, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note; (ii) all Additional Sums (as herein defined), if any. Borrowers agree to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, closing fees, Termination Fees, other charges, goods, things in action or any other sums or things of value paid or payable by Borrowers (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this



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lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrowers as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

                  3.8. It is the intent of the parties to comply with the usury laws of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law (the "Maximum Interest Rate"). In the event (a) any such excess of interest otherwise would be contracted for, charged or received from Borrowers or otherwise in connection with the loan evidenced hereby, or (b) the maturity of the loan evidenced hereby is accelerated in whole or in part, or (c) all or part of the loan evidenced hereby shall be prepaid, so that under any of such circumstances the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the Maximum Interest Rate, then in any such event (1) the provisions of this Section shall govern and control, (2) neither Borrowers nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrowers, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrowers or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, to the extent that interest paid to the date of calculation does not exceed the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrowers further agree that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.



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                  3.9. FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

                  3.10. This Note shall be binding upon Borrowers and their legal representatives, successors and assigns. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

                  THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. BORROWERS HEREBY
(i) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWERS, AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO BORROWERS AT THE ADDRESSES SET FORTH BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWERS' ADDRESSES; (iii) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT BORROWERS MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREE NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS
NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWERS OR BORROWERS' PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                             SIGNATURE PAGE FOLLOWS



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                                            TPSS ACQUISITION CORPORATION, an
                                            Ohio corporation


                                            By:  /s/ Richard D. Bailey
                                                 ------------------------------
                                            Name: Richard D. Bailey
                                                  -----------------------------
                                            Title: President
                                                   ----------------------------


                                            Federal Taxpayer Identification
                                            Number:  33-0833208

                                            Address: 20000 So. Western Avenue
                                                     Torrance, California  90501



                                            TOLEDO PICKLING & STEEL SALES, INC.,
                                            an Ohio corporation


                                            By:  /s/ William Ciralsky
                                                 ------------------------------
                                            Name: William Ciralsky
                                                  -----------------------------
                                            Title: President
                                                   ----------------------------


                                            Federal Taxpayer Identification
                                            Number:  34-1440413

                                            Address: 1149 Campbell Street
                                                     Toledo, Ohio  43607



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